UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

Alignment Healthcare, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-40295	46-5596242
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1100 W. Town and Country Road Suite 1600 Orange, California		92868
(Address of principal executive offices)		(Zip Code)

1-844-310-2247

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On March 25, 2021, Alignment Healthcare, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters set forth on Schedule I thereto (collectively, the “Underwriters”), and the selling stockholders set forth on Schedule II thereto (the “Selling Stockholders”), relating to the Company’s initial public offering (the “Initial Public Offering”) of its common stock, par value $0.001 per share (the “Common Stock”). Pursuant to the Underwriting Agreement, the Company agreed to sell up to 21,700,000 shares of Common Stock to the Underwriters, and the Selling Stockholders agreed to sell up to 5,500,000 shares of Common Stock to the Underwriters, in each case at a purchase price per share of $16.83 (being the Initial Public Offering price of $18.00 per share minus the underwriting discount and commissions). On March 30, 2021, the Initial Public Offering of 27,200,000 shares of Common Stock was completed. In addition, pursuant to the Underwriting Agreement, the Selling Stockholders granted the Underwriters an option to purchase up to an additional 4,080,000 shares of Common Stock at the same price for a period of 30 days following March 25, 2021.

The Company made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is hereby incorporated by reference into this Item 1.01.

In connection with the consummation of the Initial Public Offering, the Company also entered into the following agreements previously filed as exhibits to the Registration Statement:

•

a Registration Rights Agreement, dated as of March 30, 2021, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein; and

•

a Stockholders Agreement, dated as of March 30, 2021, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.03. Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2021, the Company entered into indemnification agreements with its directors and executive officers in connection with the closing of the Initial Public Offering. These agreements will require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, any agreement, or vote of stockholders or disinterested directors or otherwise.

The foregoing is only a summary of the material terms of the amended indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 25, 2021 the Company adopted the Alignment Healthcare, Inc. 2021 Equity Incentive Plan (the “Plan”), a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. The description and form of the Plan is substantially the same as the description and the form set forth in and filed as an exhibit to the Registration Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2021, in connection with the Initial Public Offering, the Company amended and restated its certificate of incorporation and amended and restated its bylaws as previously reported in the Registration Statement. The descriptions and forms of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

The Company’s Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated by reference herein, and the Company’s Amended and Restated Bylaws are filed herewith as Exhibit 3.2 and is incorporated by reference herein.

Item 8.01. Other Events.

On March 30, 2021, the Company issued a press release announcing the closing of the Initial Public Offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 25, 2021, among Alignment Healthcare, Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein, and the Selling Stockholders.

3.1	Amended and Restated Certificate of Incorporation, dated March 25, 2021.

3.2	Amended and Restated Bylaws, dated March 25, 2021.

4.1	Registration Rights Agreement, dated as of March 30, 2021, among Alignment Healthcare, Inc. and the other signatories party thereto.

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.6 to Alignment Healthcare, Inc.’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 23, 2021).

10.2	Alignment Healthcare, Inc. 2021 Equity Incentive Plan.

10.3	Stockholders Agreement, dated as of March 30, 2021, among Alignment Healthcare, Inc. and the other signatories party thereto.

99.1	Press Release dated March 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGNMENT HEALTHCARE, INC.

By:	/s/ John Kao
	Name:	John Kao
	Title:	Chief Executive Officer

Dated: March 30, 2021